UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

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NEAH POWER SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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NEAH POWER SYSTEMS, INC.
22118 20th Ave SE, Suite 142
Bothell, Washington 98021

June 23, 2014

NOTICE OF ACTION OF SHAREHOLDERS BY WRITTEN CONSENT

IN LIEU OF SHAREHOLDER'S MEETING

Dear Stockholder:

Neah Power Systems, Inc., a Nevada corporation (the “Company,” “we,” “us,” and “our”), is sending this Consent Solicitation Statement to our stockholders to obtain stockholder approval for the following proposals:

1.

To consider and vote upon our Restated Long Term Incentive Compensation Plan (the “Incentive Plan”); and

2.

To consider and vote upon an “evergreen” provision to the Incentive Plan; and

3.

To consider and vote to re-elect the existing members of our Board of Directors

4.

To consider and ratify the appointment of  Peterson Sullivan LLP as the Company’s independent registered public accounting firm

Pursuant to the applicable provisions of the Nevada Revised Statutes and our Company's Certificate of Incorporation, as amended, the written consent of stockholders owning no less than the majority of the Company’s outstanding shares of common stock and Series B Preferred Stock are required in order to approve our  Restated Long Term Incentive Compensation Plan, approve the proposed “evergreen” provision for our Incentive Plan,  to re-elect the existing members of our Board of Directors and to ratify the appointment of  Peterson Sullivan LLP as the Company’s independent registered public accounting firm. Your Board of Directors has fixed June 12, 2014, as the record date for purposes of this solicitation. Therefore, only holders who owned Company common shares and shares of our Series B Preferred stock as of the close of business on June 12, 2014, are permitted to provide their Written Consent.

We urge you to read the accompanying Consent Solicitation Statement carefully. The Consent Solicitation Statement contains detailed explanations of the proposals and the reasons for the proposals. Our Board of Directors believes these proposals are in the best interest of the Company and our stockholders and recommends that you “CONSENT” to each of them. It is requested that your written consent, using the accompanying Consent Card, be delivered to Broadridge, 51 Mercedes Way, Englewood, NY 11717, Attention: Vote Processing Proxy Department, on or before July 30, 2014. An addressed return envelope is enclosed for this purpose, which requires no postage if mailed in the United States.

We intend to commence mailing this Consent Solicitation Statement and accompanying Form of Consent to our shareholders on or about June 23, 2014. This Consent Solicitation Statement is being mailed to the shareholders of record of our common stock and Series B Preferred Stock as of the close of business on June 12, 2014, which date is sometimes referred to as the “Record Date.” The written consent of stockholders representing a majority of the voting power of our outstanding capital stock  as of the Record Date is required to approve the proposals.

Following the mailing of this Consent Solicitation Statement, we intend to solicit Stockholder Consents from certain large holders of common stock and Series B Preferred Stock, including those holders listed below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS”.

If you approve of the proposals, please (1) mark the enclosed Stockholder Consent form to evidence “CONSENT,” (2) sign and date the Stockholder Consent and (3) return it in the self-addressed envelope to our proxy agent,  Broadridge, at 51 Mercedes Way, Englewood, New York 11717, Attention: Vote Processing Proxy Department  at your earliest convenience, or, if you are a holder of Series B Preferred Stock, you may return your Consent by facsimile to us at (425) 483-8454 to the attention of “Secretary”. Your cooperation in promptly returning your consent will help limit expenses incident to this Consent Solicitation. As soon as we receive signed Consents from holders of a majority of the voting power, the proposals will be approved.

Sincerely,
/s/ GERARD C. D’COUTO
Bothell, Washington	Gerard C. D’Couto
Chief Executive Officer

Important Notice Regarding Availability of Consent Solicitation Materials: The Consent Solicitation Statement and Form of Consent are available at www.proxyvote.com and on the Investor Relations page at http://www.neahpower.com.

NEAH POWER SYSTEMS, INC.
22118 20th Ave SE
Suite 142
Bothell, Washington 98021

June 23, 2014

CONSENT SOLICITATION STATEMENT

SOLICITATION OF WRITTEN CONSENTS IN LIEU OF MEETING OF STOCKHOLDERS

Introduction

Neah Power Systems, Inc. (the “Company,” “we,” “us,” and “our”) is furnishing this Consent Solicitation Statement to our stockholders in lieu of a meeting to seek stockholder consent to the following proposals (the “Proposals”):

1.

To consider and vote upon our Restated Long Term Incentive Compensation Plan (the “Incentive Plan”); and

2.

To consider and vote upon an “evergreen” provision to the Incentive Plan;

3.

To consider and vote to re-elect the existing members of our Board of Directors, and

4.

To consider and ratify the appointment of  Peterson Sullivan LLP as the Company’s independent registered public accounting firm

Mailing of Consent Solicitation Statement

We intend to commence mailing of this Consent Solicitation Statement on or about June 23, 2014 to the shareholders of record of common stock and Series B Convertible Preferred Stock as of the close of business on June 12, 2014.

Record Date for Shares Entitled to Vote

The record date for determining the holders of our outstanding common stock and Series B Preferred Stock entitled to vote on the Proposals is June 12, 2014. We sometimes refer to such date in this Consent Solicitation Statement as the “Record Date.”

Use of Consent Solicitation Statement

Our Board of Directors is seeking stockholder approval of the Proposals by written consent instead of calling a special meeting of stockholders, pursuant to Section 78.320 of the Nevada Revised Statutes. Written consents are being solicited from our stockholders holding common stock and Series B Preferred Stock, (collectively, the “Voting Securities”).

Following the mailing of this Consent Solicitation Statement, we intend to solicit Stockholder Consents from certain large holders of common stock and Series B Preferred Stock, including those holders listed below under “SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS”.

Our Board unanimously recommends that you consent to the Proposals.  If you approve the Proposals, you are requested to complete, date, sign and return the Stockholder Consent accompanying this Consent Solicitation Statement and return it in the self-addressed envelope to our proxy agent,  Broadridge, at 51 Mercedes Way, Englewood, New York 11717, Attention: Vote Processing Proxy Department  at your earliest convenience, or, if you are a holder of Series B Preferred Stock, you may return your Consent by facsimile to us at (425) 483-8454 to the attention of “Secretary”. Your cooperation in promptly returning your consent will help limit expenses incident to this Consent Solicitation.

Please follow the instructions set forth in the Stockholder Consent and return it as soon as possible to our proxy agent, Broadridge.  Your consent must be received by 11:59 p.m. Pacific Time on July 30, 2014 (unless extended by us) (the “Expiration Date”) to be counted in the vote on the Proposals.  The Proposals will be considered approved by our stockholders as soon as we have received (not later than the Expiration Date), signed Stockholder Consents to the Proposals from stockholders representing a majority of the voting power of the Voting Securities.

Who May Vote

Only stockholders of record as of the Record Date of June 12, 2014 are entitled to consent to the Proposals. Consent may be given by any person in whose name shares of Company common stock and Series B Preferred Stock stand on the books of the Company as of the Record Date, or by his or her duly authorized agent.

IF YOU HOLD YOUR STOCK IN “STREET NAME,” YOU MUST INSTRUCT YOUR BROKER OR NOMINEE AS TO HOW TO VOTE YOUR SHARES. IF YOU FAIL TO DO SO, YOUR BROKER OR NOMINEE MAY NOT VOTE YOUR STOCK WITH RESPECT TO THE PROPOSALS.

Common Stock and Series B Preferred Stock

There were 963,222,784 shares of common stock and 1,228,994 shares of Series B Preferred Stock issued and outstanding on the Record Date. Each share of common stock is entitled to one vote per share on these Proposals, which totals 963,222,784 votes. Shares of Series B Preferred Stock are entitled to an aggregate of 102,181,908 votes or 9.6% of the voting power with respect to the Proposals.

Revocation of Consent

The Proposals will be considered approved by our stockholders as soon as we have received (not later than the Expiration Date) signed Stockholder Consents to the Proposals from stockholders representing a majority of the voting power of the Voting Securities. You may withdraw or change your Stockholder Consent at any time prior to our receiving such majority approval. You will need to send a letter to Neah Power Systems, Inc. c/o Corporate Secretary, 22118 20th Ave SE, Suite 142, Bothell, Washington 98021 stating that you are revoking your Stockholder Consent.

Absence of Appraisal Rights

Stockholders who abstain from consenting with respect to any Proposal or who vote against any Proposal do not have the right to an appraisal of their shares of common stock or Series B Preferred Stock, as applicable, nor do such stockholders have any similar dissenters’ rights under applicable law.

Expenses of Consent Solicitation

This solicitation is being made by our Board of Directors. The Company will bear the costs of the solicitation, including preparation, printing and mailing costs. Stockholder Consents will be solicited principally through the mail, but our directors, officers and employees may solicit Stockholder Consents personally or by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward these consent solicitation materials to stockholders whose stock is held of record by such entities. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in connection therewith. In addition, we may pay for and utilize the services of individuals or companies we do not regularly employ in connection with this consent solicitation, if management determines it advisable.

Mailing Address of the Company’s Principal Executive Offices

The mailing address of our executive offices is 22118 20th Ave SE, Suite 142, Bothell, Washington 98021. Please send any correspondence c/o Corporate Secretary.

PROPOSAL NO. 1:

TO APPROVE THE COMPANY’S RESTATED LONG TERM INCENTIVE COMPENSATION PLAN

As discussed below, on August 1, 2013, our Board of Directors consolidated five of the Company’s compensation plans into one, the Company’s Long Term Incentive Compensation Plan (the “Plan” or the “Incentive Plan”). By virtue of this plan consolidation, we restated  our Incentive Plan and made several material amendments : first, the Board consolidated the Plan’s available share pool at that time to include all of the available shares of the terminated plans into the Incentive Plan’s  single pool; second, our Board resetthe Plan’s ten (10) year term, from August 1, 2013, through July 31, 2023, and ; third, our Board eliminated the Plan provision that limited the annual amount of shares issuable and the amount of cash awards payable to any single person.

Reason for Restating the Plan

The Plan contains provisions for the granting of incentive stock options (“ISO(s)”) and, therefore, must be approved by shareholders within 12 months of adoption, amendment or restatement or the incentive stock options will terminate and all stock options granted or to be granted under the Plan will be non-qualified. In connection with our August 1, 2013 restatement of the Plan, we have granted incentive stock options under the Plan to employees, members of our board of directors, advisors and consultants. No options have been exercised. Options are exercisable for ten years from date of grant. Accordingly, we seek shareholder approval of our restated Incentive Plan within the 12-month regulatory period.

History of the Plan

Our Long Term Incentive Compensation Plan (the “Plan") was originally adopted in 2006, amended in 2009 and 2013. The Plan is administered by our Board of Directors. Our Board amended the Plan increasing the aggregate number of shares available for issuance to 25,000,000 in 2009, and to 325,000,000 in 2013.

The purpose of the Plan is to promote the long-term success of the Company and its subsidiaries and to provide financial incentives to employees, members of the Board of Directors and advisers and consultants of the Company and its subsidiaries to strive for long-term creation of stockholder value. The Plan provides long-term incentives to employees, members of the Board of Directors and advisers and advisors of the Company and its subsidiaries who are able to contribute towards the creation of or have created stockholder value by providing them stock options and other stock and cash incentives. The Incentive Plan provides for the grant of "incentive stock options" within the meaning of Section 422 of the Code, non-statutory stock options, stock appreciation rights and restricted stock awards. The Plan has a term of ten (10) years. The following is a brief summary of the Incentive Plan and is qualified in its entirety by the full text of the Incentive Plan

Material Terms of the Plan

Consolidation of Plans, transferring all available share pools into one Plan, increasing the available share pool under the Incentive Plan to 325,000,000 Common Shares

In August 2013, the Board of Directors reorganized and consolidated the Company's five outstanding employee/director compensation plans into the surviving Long Term Incentive Compensation Plan. The Board terminated the Employee Stock Purchase Plan adopted in 2008 (no awards/purchases made; 900,000 common share pool), the 2010 Retention Bonus Plan and the 2012 Retention Bonus Plan, with the proviso that the nine (9) cash award grants, representing a maximum aggregate $193,600 potentially payable under the grants issued under the retention bonus plans shall survive the plan terminations. The payment of the cash awards issued under the bonus retention plans is subject in all cases to a “best efforts” condition in favor of the Company and ,therefore, are not accrued as liabilities in our financial statements; the Board also terminated the Sales Incentive Plan and the 8 recipients of stock option grants thereunder agreed to accept new stock option grants to be issued under the surviving Plan in exchange for their outstanding grants under the terminated Sales Incentive Plan being cancelled.  The cash compensation portion of the Sales Incentive Plan shall continue based only on the revenues that the Company achieves.  Accordingly, and by virtue of an amendment to the Plan, the Board consolidated its 25,000,000 share pool with the 300,000,000 common share pool from the terminated Sales Incentive Plan. The 8 new incentive stock option grants, representing an aggregate 219,200,000 underlying shares, issued to the recipients in exchange for the termination of their grants in the same aggregate share amount under the terminated Sales Incentive Plan, all have vesting schedules that provide for the vesting of 25% of each grant upon receipt, followed by 25% grant vesting over the next three successive six month intervals, all with exercise prices of $.00354 per share. In order that these outstanding incentive stock options qualify for treatment as incentive stock options under the applicable provisions of the Internal revenue code of 1986, as amended (the “IRS Code”), our shareholders must approve and vote for the restated Incentive Plan on or before July 30, 2014 .

Restatement of the Incentive Plan on August 1, 2013, which Reset the Plan’s 10-Year  Term from August 1, 2013, to July 31, 2023.

The consolidation of our plans into our surviving Incentive Plan gave our Board of Directors the opportunity to restate the Plan and reset its 10-year term. Originally adopted in 2006, the Plan’s original 10-year term ran through 2016. By virtue of restating the Incentive Plan on August 1, 2013, the Board of Directors took this opportunity to reset the Plan’s 10-year term through July 31, 2023.

The Incentive Plan, as restated, is to continue for a term of ten years from the date of its August 1, 2013 restatement. The maximum number of shares of our stock that may be issued under the current Incentive Plan for awards other than cash awards is 325,000,000 shares, subject to the automatic annual increases if  the proposed “evergreen” provision, the subject of “Proposal 2” in this Consent Solicitation Statement, below, is  approved by shareholders. To date, the Board of Directors has awarded stock options for 247,982,543 shares to employees, members of the Board of Directors and advisors and consultants of our company and our subsidiaries, and none of these options has as of yet been exercised. If we change the number of issued shares of common stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Plan, the maximum number of shares which may be made subject to an award or all awards in any calendar year, and the number of shares covered by each outstanding award and the price therefore, if any, may be equitably adjusted by the Board of Directors or Compensation Committee, in its sole discretion.

Elimination of the Plan provision, limiting the annual number of common shares that may be issued and the amount of a cash award that may be paid to any one individual.

The Board of Directors believes that it is in the best interests of the shareholders and Company that the annual common share and cash award limitations,  included in the Plan when originally adopted in 2006 should be eliminated and have deleted this provision from the restated Incentive Plan. Under this deleted provision, no participant could receive in any calendar year (i) stock options relating to more than six million shares, (ii) restricted stock or restricted stock units that are subject to the attainment of performance goals below hereof relating to more than one million five hundred thousand shares, (iii) stock appreciation rights relating to more than one million five hundred thousand shares, or (iv) performance stock relating to more than one million five hundred thousand shares. In addition, this provision set the maximum cash payment that may be made to an individual participant in any calendar year under a single performance unit award, or other cash bonus award not exceed $1,000,000.

Administration of the Plan

The Board of Directors, or such committee or employee(s) as the Board of Directors may delegate, administers the Incentive Plan. The Board of Directors has the authority to make awards, construe and interpret the Plan and any awards granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan.

Amendment of the Plan

The Board of Directors or the Compensation Committee may amend, suspend, terminate or reinstate the Incentive Plan from time to time or terminate the Incentive Plan at any time. No such action shall reduce the amount of any existing award (subject to the reservation of the authority of the Compensation Committee to reduce payments on awards) or change the terms and conditions thereof without the participant’s consent. No amendment of the plan shall be made without stockholder approval to the extent stockholder approval is expressly required under the Incentive Plan.

Federal Income Tax Consequences

The Company has been advised that incentive stock options, nonstatutory stock options and stock appreciation rights granted under the Incentive Plan are subject to the following Federal income tax treatment:

Incentive Stock Options. An employee will recognize no taxable income and no deduction is available to the Company upon either the grant or exercise of an incentive stock option.

In general, if Common Stock acquired upon the exercise of an incentive stock option is subsequently sold, the realized gain or loss, if any, will be measured by the difference between the exercise price of the option and the amount realized on the sale. Any such gain or loss on the sale will generally be treated as long-term capital gain or loss if the holding period requirements have been satisfied. The holding period requirements will be satisfied if the shares are not sold within two (2) years of the date of grant of the option pursuant to which such shares were transferred or within the one-year period beginning on the day of the transfer of such shares pursuant to the exercise of the option.

If Common Stock acquired upon the exercise of an incentive stock option is subsequently sold and the holding period requirements noted above are not satisfied (a "disqualifying disposition"), the employee will recognize ordinary income for the year in which the disqualifying disposition occurs in an amount equal to the excess of the fair market value of such Common Stock on the date the option was exercised (or, if lower, the amount realized on the sale) over the exercise price of the option. Any additional gain recognized on the sale will be a capital gain, and will be long-term or short-term depending upon whether the sale occurs more than one year after the date of exercise. The amount recognized by the employee as ordinary income will be treated as compensation and the Company will receive a corresponding deduction. The Company may be required to withhold additional taxes from the wages of the employee with respect to the amount of ordinary income taxable to the employee.

The excess of the fair market value of the Common Stock acquired by exercise of an incentive stock option (determined on the date of exercise) over the exercise price is in effect an item of tax preference, which must be taken into account for purposes of calculating the "alternative minimum tax" of Section 55 of the Code. If a disqualifying disposition is made of such Common Stock, however, during the same year acquired, there will be no tax preference item for alternative minimum tax purposes.

Nonstatutory Stock Options and Stock Appreciation Rights. Nonstatutory stock options granted under the Incentive Plan do not result in any income to the optionee at the time of grant or any tax deduction to the Company at that time. Except as stated below with respect to officers, upon exercise of a nonstatutory option, the excess of the fair market value of the Common Stock acquired (determined at the time of exercise) over its cost to the optionee (i) is taxable to the optionee as ordinary income and (ii) is deductible by the Company, subject to general rules relating to the reasonableness of compensation; and the optionee's tax basis for the shares is the fair market value at the time of exercise.

Gain or loss recognized upon disposition of shares acquired pursuant to the exercise of a nonstatutory option will generally be reportable as short or long-term gain or loss depending on the length of time the shares were held by the optionee as of the date of disposition.

The exercise of a stock appreciation right by an employee results in taxable compensation to such employee in the amount of the cash received plus an amount equal to the fair market value (determined at the time of exercise) of any shares received.

The Company believes that compensation received by participants on the exercise of nonqualified stock options or the disposition of shares acquired upon the exercise of incentive stock options will be considered performance-based compensation and thus not subject to the $1,000,000 limit of Section 162(m) of the Code.

Restricted Stock Awards. Recipients of restricted Common Stock awards under the Incentive Plan generally will not recognize taxable income upon the grant, unless the recipient makes an election under Section 83(b) of the Code (an “83(b) Election”). If an 83(b) Election is made within thirty (30) days of the date of grant, the recipient will recognize ordinary income, for the year the award is granted, in an amount equal to the difference between the fair market value of the shares received (determined on the date of the grant) over the purchase price. If an 83(b) Election is not made, then the recipient will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The tax basis in the Common Stock acquired is equal to the sum of the price paid and the amount of ordinary income recognized. Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, a capital gain or loss will be recognized equal to the difference between the sale price of the Common Stock and the basis in the Common Stock. The capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year.

Consequences of the Vote on Proposal 1

Since the granting of new awards under the Incentive Plan is discretionary, the Company cannot now determine the number of options or other awards (or the value thereof) to be granted in the future to any particular person or group of persons.

If our shareholders approve Proposal 1, our outstanding incentive stock options will be preserved and both the option holder and the Company will receive advantageous tax treatment: see, “Federal Income Tax Consequences”, above.

By rejecting Proposal 1, the Company is limited to awarding nonstatutory stock option grants, which your Board of Directors believes will act as a potential deterrent to hiring and retaining the best and talented professionals. Such a deterrent could reduce the Company’s ability to hire and or retain the necessary individuals to build our business and permit the Company to successfully compete in our marketplace..

Board of Directors’ Recommendation

The Board of Directors recommends that our stockholders approve and “CONSENT” to this Proposal No. 1.

PROPOSAL NO. 2:

ADOPTION OF AN “EVERGREEN”  PROVISION FOR OUR LONG TERM INCENTIVE COMPENSATION PLAN

Our Board of Directors recently approved an amendment to our Long Term Incentive Compensation Plan (the “Incentive Plan” or the “Plan”) that will automatically increase the number of common shares available in the share pool for each of the 10 years of the Plan’s term.

The proposed amendment states as follows:

Automatic Share Reserve Increase. The number of common shares available for issuance under the Plan under section 5 (b) above, will be increased on August 1, 2014, and on each August 1st of the next nine (9) years  by an amount equal to ten (10%) percent of the common shares available for issuance under the Plan.

Currently, the Incentive Plan has 325,000,000 common shares available for issue. If Proposal 2 is adopted and approved by shareholders, the number of common shares available for issue under the Plan will increase on August 1, 2014, by 32,500,000 common shares, resulting in a common share pool of 357,500,000 shares, with succeeding 10% increases on each August 1st for the next 9 years of the Plan’s term.

The  fundamental purpose of our Incentive Plan is to enhance the long-term stockholder value of Neah Power Systems, Inc. by offering opportunities to eligible individuals to participate in the growth in value of the equity of our Company.  Our Board of Directors believes that having sufficient common shares available for employees, officers directors, consultants and advisors in the Incentive Plan will permit our Company to retain the services of its valuable personnel while providing incentives to new employees and prospective management candidates,

Consequences of the Vote on  Proposal 2

If our shareholders approve Proposal 2, the Board of Directors believes that we have a sufficient number of common shares available under our Incentive Plan to issue stock options or other awards to future employees, officers, director and others who will be instrumental in building shareholder value. .

Board of Directors’ Recommendation

The  Board of Directors recommends that our stockholders approve and “CONSENT” to this Proposal No. 2.

PROPOSAL NO. 3:

ELECTION OF DIRECTORS

General

Our Amended and Restated Bylaws (the “Bylaws”) provide that the Board of Directors shall consist of not less than one (1) member and not more than seven (7) members, as fixed by the Board of Directors. Our Board of Directors has established its membership at five (5) individuals.

We are seeking shareholder consent to re-elect the five current members of our Board of Directors. By virtue of their re-election, our five (5) directors shall continue  to serve until the next annual meeting of our stockholders and until such directors’ respective successors are elected or appointed and qualify or until any such director’s earlier resignation or removal. The Board of Directors, acting upon the recommendation of its Nominating Committee, has nominated Dr. Gerard D’Couto, Jeffrey B. Sakaguchi, David Schmidt, Jon M. Garfield, and William M. Shenkin for election to the Board of Directors.

Nominees

Board of Directors and Executive Officers

The table below lists certain biographical information regarding our current directors and executive officers. As of December 20, 2013, our board of directors consists of five directors. Each director holds his office until his successor is elected and qualified or his earlier resignation or removal. Executive officers are appointed by our board of directors, and each executive officer holds his office until he resigns or is removed by our Board or his successor is elected then qualified. There are no family relationships among members of our management or our Board.

Name	Title	Age
Dr. Gerard C. D’Couto	President, Chief Executive Officer, Director	47
Jeffrey B Sakaguchi	Chairman of the Board	52
David Schmidt	Director, Acting Principal Financial Officer	50
Jon M. Garfield	Director	50
William M Shenkin	Director	53

 Background / Experience

Dr. Gerard C. (Chris) D’Couto. Dr. Gerard C. D’Couto has served as a member of our Board since January 28, 2008 and as our Chief Executive Officer and President since February 2008. Dr. D’Couto previously served as our Chief Operating Officer and Executive Vice President from September 2007 until February 2008. Prior to joining us, Dr. D’Couto served as senior director of marketing at Form Factor Inc. from January 2006 until September 2007, where he headed the launch of NAND flash and DRAM sort probe cards. Prior to that, Dr. D’Couto had a nine-year tenure at Novellus Systems, Inc., with positions of increasing responsibility ranging from product management to technology development and sales. Prior to that, Dr. D’Couto worked at Varian Associates and as a consultant to Intel Corporation. Dr. D’Couto received a bachelor’s degree in chemical engineering from the Coimbatore Institute of Technology in India and also received a master’s and a doctoral degree in chemical engineering from Clarkson University in New York. Dr. D’Couto also earned an MBA from the Haas School of Business at the University of California, Berkeley. Mr. D’Couto was chosen to serve on our Board because of his management and operational skills from his business school education and past management positions as well as his technical knowledge related to our fuel cell technology.

Jeffrey B. Sakaguchi. Jeffrey Sakaguchi has served on our board since November 2010. Since December 2010, Mr. Sakaguchi has also served on the boards of directors of True Blue, Inc., a publicly-

traded temporary staffing company, and Eccentex, Inc., a venture-backed, early-stage software company. Since May 2005, he has served on the board of directors of the American Red Cross, Los Angeles Region, and served as Chairman of the Board from 2009 to 2012, during which time he was responsible for the financial and organizational turnaround of region performance, as well as the integration of nine chapters into the region. From 2004 until 2007, Mr. Sakaguchi served as the President and Chief Operating Officer of Evolution Robotics Retail, Inc., for which he co-led a spin-off of the company from its former parent company, and was responsible for developing and executing a commercialization strategy for a breakthrough visual scanning product targeted for the retail industry. From 1995 until 2003, Mr. Sakaguchi served as the Managing Partner for the North American Energy Strategy Practice at Accenture LLP in Los Angeles. From 1989 until 1995, Mr. Sakaguchi served as the Senior Engagement Manager at McKinsey & Company, Inc. in Los Angeles. Mr. Sakaguchi earned his bachelor of science degree in chemical engineering from the Massachusetts Institute of Technology, and his masters in business administration from the Wharton School of the University of Pennsylvania. Mr. Sakaguchi was chosen to serve on our Board because of his extensive business leadership experience with technology and emerging companies and his knowledge of the emerging fuel cell industry.

David Schmidt. David Schmidt has served on our board since November 2010. Mr. Schmidt has served since 2008 as an independent consultant advising chemical, material and alternate energy spaces regarding strategic marketing and execution services. From 2004 until 2008, Mr. Schmidt served as the Manager of Commercial Excellence and the Strategic Marketing Business Development Manager at Honeywell International Specialty Materials, Inc. From 2000 until 2003, Mr. Schmidt served as a Senior Director and Chief Operations Officer of Plasmion Corporation, Inc. Mr. Schmidt has also served in management positions at Film Specialties, Inc. from 1993 until 2000, Hydromer, Inc. from 1989 until 1992 and ROI Group, Inc. from 1986 until 1988. Mr. Schmidt earned his bachelor of science in business and economics from Lehigh University. Mr. Schmidt was chosen to serve on our Board because of his extensive executive and business development experience in technology industries.

Jon M. Garfield. Jon M. Garfield has served on our Board since May 2008. Mr. Garfield is currently the CFO of Monte Nido LLC a behavioral healthcare treatment facility. Mr. Garfield served as Chief Executive Officer of technology company Clearant, Inc. (OTCBB: CLRA) from January 2007 until October 2010 and as Chief Financial Officer at Clearant, Inc. from September 2006 until January 2007. Mr. Garfield has served as a member of Clearant, Inc.’s board of directors from May 2007 until August 2010. From September 2001 through 2006, Mr. Garfield served as an independent financial consultant, including advising as to SEC reporting obligations and Sarbanes-Oxley compliance. From 1998 until 2001, he served as Chief Financial Officer of a telecom service provider and a software developer. From 1996 to 1998, he served as Vice President of Acquisitions for the formerly NYSE-listed ground transportation consolidator Coach USA, Inc. From 1991 to 1996, Mr. Garfield served as Corporate Assistant Controller of Maxxim Medical, Inc., a formerly New York Stock Exchange listed manufacturer and distributor. During 1986 to 1991, Mr. Garfield practiced public accounting with Arthur Andersen and PricewaterhouseCoopers. Mr. Garfield received a Bachelor of Business Administration in Accounting from University of Texas, Austin. Mr. Garfield was chosen to serve on our Board because of his past experience in chief executive officer and chief financial officer roles at public companies and because of his financial literacy.

William M. Shenkin. William M. Shenkin has served on our Board since November 2013. Mr. Shenkin is currently the CEO and President of CeFO, Inc. Mr. Shenkin specializes in working with businesses and individuals in providing family office services for high net worth individuals, chief financial officer services including strategic business review and planning, monthly financial and accounting review, equity and debt financing, buy/sell negotiations, and tax services. Mr. Shenkin’s professional history encompasses 30 years of CPA, tax, audit and advisory services beginning with Ernst & Young, then Shenkin Kurtz Baker & Co. and presently CeFO, Inc. He is a member of the American Institute of Public Accountants as serves as a Board Member and Board Advisor for numerous companies and non-profits. Mr. Shenkin holds a M.A. in Accounting from Florida Atlantic University.  Mr. Shenkin was chosen to serve on our Board because of his extensive background with growing technology businesses and at the recommendation by recent financing activities.

Board of Directors’ Recommendation

The Board of Directors recommends that our stockholders “CONSENT” to this Proposal No. 3.

PROPOSAL NO. 4:

RATIFICATION OF APPOINTMENT OF PETERSON SULLIVAN LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors approved the continued engagement of Peterson Sullivan LLP as our independent registered public accounting firm for our fiscal year ending September 30, 2014. Peterson Sullivan LLP has been our principal accountant since 2006 and audited our Consolidated Financial Statements for each of the fiscal years ended September 30 from 2007 through 2013. Peterson Sullivan LLP has been appointed by the Board of Directors to continue as our independent registered public accounting firm for the fiscal year ended September 30, 2014.

In the event that ratification of this appointment of independent registered public accounting firm is not approved by the affirmative vote of a majority of votes cast on the matter, then the appointment of our independent registered public accounting firm will be reconsidered by the Board of Directors or Audit Committee.

Your ratification of the appointment of Peterson Sullivan PLLC as our independent registered public accounting firm for the fiscal year ended September 30, 2014 does not preclude the Board of Directors or Audit Committee from terminating its engagement of Peterson Sullivan PLLC and retaining a new independent registered public accounting firm, if it determines that such an action would be in our best interest.

Audit and Related Fees for Fiscal 2013 and 2012

The following table sets forth the aggregate fees billed by Peterson Sullivan LLP, our independent registered public accounting firm, for professional services rendered to us during the fiscal years ended September 30, 2013 and 2012. The audit committee has considered these fees and services and has determined that the provision of these services is compatible with maintaining the independence of each firm.

Fees	2013	2012
Audit Fees (1)	$51,155	$57,701
Audit Related Fees (2)	-	-
Tax Fees (3)	-	-
Total	$51,155	$57,701

(1)

“Audit Fees” represent fees and expenses for professional services rendered for the audits of our annual financial statements for the applicable year and for the review of the financial statements included in our quarterly reports on Form 10-Q for the applicable year.

(2)

“Audit Related Fees” consist of fees billed for assurance and related services that are related to the performance of the audit or review of our financial statements and registration filings with the SEC and are not reported as audit fees.

(3)

“Tax Fees” consist of preparation of our federal and state tax returns, review of quarterly estimated payments, and consultation concerning tax compliance issues. We did not engage Peterson Sullivan LLP for tax services during fiscal 2013 or 2012, and instead we use a third-party consulting firm.

Audit Committee Pre-Approval Policies and Procedures

The policy of the Audit Committee is to pre-approve all audit and permissible non-audit services provided by our independent auditors. All of the services rendered to us by Peterson Sullivan LLP for the periods ended September 30, 2013 and 2012 were pre-approved by the Audit Committee at the time of the engagement of Peterson Sullivan LLP.

Board of Directors’ Recommendation

The  Board of Directors recommends that our stockholders “CONSENT” to this Proposal No. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table presents information as of December 20, 2013 concerning the beneficial ownership of our common stock and each of our outstanding classes of preferred by the following persons or groups:

•

each person who, to our knowledge, beneficially owns more than 5% of our common stock or any class of preferred stock;

•

each Named Executive Officer identified in the Executive Compensation table above;

•

each of our current directors; and

•

all of our current directors and executive officers as a group.

Percentage of common stock beneficially owned is based on 841,047,337 shares of common stock outstanding on December 20, 2013. In accordance with SEC rules, when we computed the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of December 20, 2013. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

This table is based upon information supplied by executive officers, directors and principal shareholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, to our knowledge, each of the shareholders named in this table has sole voting and investment power with respect to the common stock shown as beneficially owned. The address for each of our officers and directors is c/o Neah Power Systems, Inc., 22118 20th Avenue SE, Suite 142, Bothell, Washington 98021.

Name ofBeneficial Owner	Number of Shares Beneficially Owned	PercentageOwned (%)
Chris D'Couto (1)	117,278,432	12.2%
David Schmidt (2)	25,818,732	3.0%
Jeffrey Sakaguchi (3)	25,408,214	3.0%
Jon Garfield (4)	15,038,829	1.8%
William M. Shenkin (7)	-	-
All directors and named executive officers as a group (5 individuals)	183,544,207	20.0%

5% or More Shareholders
Green World Trust (5)	99,219,364	11.4%
Clean Tech Investors, LLC(7)	60,100,000	7.1%
Millennium Trust Company (6)	50,596,917	6.0%

(1)

Gerard C. D’Couto is the beneficial owner of 117,278,432 shares of common stock, which consists of 400,002 common shares, 41,705,537 shares of common stock underlying warrants, and 75,172,893 shares of common stock underlying options.

(2)

David Schmidt is the beneficial owner of 25,818,732 shares of common stock, which consists of 4,333,355 common shares owned by Advanced Materials Advisory, and 21,485,393 shares of common stock underlying options.

(3)

Jeffrey Sakaguchi is the beneficial owner of 25,408,214 shares of common stock, which consists of 10,395,010 shares of common shares, 12,137,811 shares of common stock underlying warrants and 2,885,393 shares of common stock underlying options.

(4)  Jon Garfield is the beneficial owner of 15,038,829 shares of common stock, which consists of 12,137,811 shares of common stock underlying warrants and 2,901,018 shares of common stock underlying options.

(5)

The natural person exercising voting control over the shares of our common stock is Darren Baldo, Trustee of Green World Trust. The address of Green World Trust is 4093 Quakerbridge Road, Princeton Jct, NJ 08550. Green World Trust is the beneficial owner of 99,219,364 shares of common stock, which consists of 70,454,804 shares of common stock, and 28,764,560 shares of common stock underlying warrants.

(6)

Millennium Trust Company has an address of 4093 Quakerbridge Road, Princeton Jct, NJ 08550. Millennium Trust Company is the beneficial owner of 50,596,917 shares of common stock, which consists of 49,064,449 shares of common stock, and 1,532,468 shares of common stock underlying warrants.

(7)

Clean Tech Investors LLC is a Colorado Limited Liability Company, with a registered address of 88 Inverness Circle East L107, Englewood, CO 80112, that engages in the development of renewable energy initiatives, among other activities.  William M Shenkin is a managing member of Clean Tech Investors LLC and a Director of Neah Power Systems, Inc. Clean Tech Investors LLC is the beneficial owner of 60,100,000 shares of common stock.

Board of Directors and Executive Officers

The table below lists certain biographical information regarding our current directors and executive officers. As of December 20, 2013, our board of directors consists of five directors. Each director holds his office until his successor is elected and qualified or his earlier resignation or removal. Executive officers are appointed by our board of directors, and each executive officer holds his office until he resigns or is removed by our Board or his successor is elected then qualified. There are no family relationships among members of our management or our Board.

Name	Title	Age
Dr. Gerard C. D'Couto	President, Chief Executive Officer, Director	47
Jeffrey B Sakaguchi	Chairman of the Board	52
David Schmidt	Director, Acting Principal Financial Officer	50
Jon M. Garfield	Director	50
William M Shenkin	Director	53

Board Committees

During fiscal year 2013, there were five standing committees of our board of directors - Audit, Compensation, Nominating, Financing and Governance Committees.

Audit Committee

We have an Audit Committee of the Board consisting of one independent director, Jon M. Garfield (Chair). Our Board has determined that Mr. Garfield qualifies as Audit Committee financial expert. In addition to being independent under Nasdaq Marketplace Rule 5605(a)(2), Mr. Garfield meets the additional independence and qualification standards for audit committee members set forth in Nasdaq Marketplace Rule 5605(c)(2)(A). The Audit Committee functions in part as an independent and objective party with oversight of our financial reporting process and internal controls.

Compensation Committee

The Compensation Committee consists of two independent directors Jeffrey B Sakaguchi (Chair) and Jon M Garfield. The functions of the Compensation Committee are to review and approve the goals of the Chief Executive Officer, to review and approve salaries, bonuses and other benefits payable to our executive officers and to administer our Long Term Incentive Compensation Plan, Director, Officer, and Employee Sales Incentive Plan and Employee Stock Purchase Plan.

Nominating Committee

The Nominating Committee consists of David Schmidt (Chair), Jon M Garfield, and Gerard C. D'Couto. The Nomination Committee is responsible for proposing a slate of directors for election by the stockholders at each annual stockholders meeting and for proposing candidates to fill any vacancies.

Financing Committee

The Financing Committee consists of Gerard C. D'Couto (Chair), David Schmidt, and Jeffrey Sakaguchi. The Financing Committee is responsible for evaluating various financing options and recommending to the full Board various financing avenues.

Governance Committee

The Governance Committee consists of two independent directors, Jon M Garfield and Jeffrey Sakaguchi, and David Schmidt (Chair). The Governance Committee is responsible for supervision and oversight of our general operations.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for our principal executive, financial and accounting officers. The Code of Ethics addresses such issues as conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of our assets, compliance with applicable laws (including insider trading laws) and reporting of illegal or unethical behavior. We are committed to ensuring transparent and good corporate governance in our dealings with all stakeholders. Our Code of Ethics can be found on our website at http://www.neahpower.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of ownership of our securities and changes in reported ownership. Officers, directors and greater than ten percent stockholders are required by SEC rules to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the reports furnished to us, or written representations from reporting persons that reportable transactions were reported, we believe that during the fiscal year ended September 30, 2013, our officers, directors and greater than ten percent stockholders timely filed the reports they were required to file under Section 16(a), except for the following: (i) one Form 4 report was not timely filed by John Toedtman with respect to three transactions; (ii) one Form 4 report was not timely filed by Jeffrey Sakaguchi with respect to one transaction;

 Executive Compensation

The following table shows for each of the two fiscal years ended September 30, 2013 and 2012, all compensation awarded or paid to, or earned by, Gerard C. D'Couto, our Chief Executive Officer, David Schmidt, our Acting Principal Officer, and Stephen M. Wilson, our former Chief Financial Officer (collectively, the “Named Executive Officers”).  Due to working capital limitations, we have deferred payments of compensation to our Chief Executive Officer and former Chief Financial Officer, and to members of our Board of Directors, which are included in accrued compensation and related expenses in the accompanying consolidated balance sheets (Note 8).  Other than the Named Executive Officers, we had no executive officers whose compensation exceeded $100,000 during the fiscal year ended September 30, 2013.

Summary Compensation Table

Name & Position	Fiscal Year	Salary ($)	Options (1) ($)	All Other (2) ($)	Total ($)
Gerard C. D'Couto	2013	225,000		14,450 (2)	171,958
President, Chief Executive Officer	2012	209,496	365,186 (3)	18,140 (2)	592,822

David Schmidt	2013	82,500 (5)	47,994		130,494
Acting Principal Financial Officer	2012	22,500 (5)			22,500

Stephen M. Wilson (4)
Former Chief Financial Officer	2012	88,542		14,063	102,605

(1) This column represents the aggregate grant-date fair value of the awards computed in accordance with FASB ASC Topic 718. These amounts reflect our accounting value for these awards and do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions used in the calculation of these amounts are described in Note 11 to our Consolidated Financial Statements included with this Annual Report on Form 10-K.

(2) Consists of health related benefits provided to employees.

(3) These warrants have been issued for deferred salary reported in 2008-2012 as Accrued Compensation due Executive Officers and Board of Directors.

(4) Amounts for Mr. Wilson do not include an accrued amount of $76,973 that as of September 30, 2013 remains payable under the terms of his separation agreement.

(5) Mr. Schmidt is a Board member and a consultant.  Amounts for Mr. Schmidt are earned consulting fees for the years ended September 30, 2013 and September 30, 2012.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding the outstanding equity awards held by our Named Executive Officers as of September 30, 2013:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price $	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Gerard C. D'Couto	2,400,000 (1)			0.02300	Nov 2020
President, Chief Executive Officer	1,685,393	-	-	0.00890	Apr 2021	-	-	-	-
	2,587,500 (2)	-	-	0.08000	Jun 2020	-	-	-	-
	41,705,537 (4)			0.00900	Sep 2015
	34,250,000	102,750,000 (3)	-	0.00354	Aug 2023	-	-	-	-
David Schmidt	800,000			0,02300	Nov 2020
Acting Principal Financial Officer	1,685,393			0.00809	Apr 2021
	6,500,000	19,500,000 (3)		0.00354	Aug 2023
	3,000,000	9,000,000 (3)		0.00406	Aug 2023

(1) These options vests 25% at grant date and 25% in each of 3 equal six-month installments over an eighteen-month period following the grant date, and are fully vested as of September 30, 2013.

(2) These options vests in equal yearly installments over a 4-year period following the grant date, and are fully vested as of September 30, 2013.

(3) These options were granted under our Restated Long Term Incentive Plan and vests 25% at grant date and 25%  in equal six month installment over an eighteen-month period. These options will be fully vested in February of 2015.

(4) These warrants were received in exchange for the accrued wages in the amount of $288,731.

Employment, Severance and Change in Control Agreements

Under the terms of the Offer Letter entered into between Dr. Gerard C. (Chris) D'Couto and the Company when Dr. D'Couto joined us as Chief Operating Officer, Dr. D'Couto receives a per annum base salary of $225,000 and a bonus equal to 50% of his base salary upon the completion of certain milestones. In the event Dr. D'Couto's employment is terminated (i) for any reason other than for cause or a winding down of our operations or (ii) due to a change in control where he is not offered a comparable position at a similar compensation, Dr. D'Couto will be entitled to a severance payment equal to six months of his then current base salary.

Effective as of June 30, 2012, we entered into a Separation and Release Agreement with Stephen M. Wilson, our Chief Financial Officer. In return for his agreement to release the Company from any future claims, except for unpaid severance, and certain trading restrictions related to shares owned when exercising of stock options, we agreed to pay the Mr. Wilson accrued and unpaid wages of $76,973 by monthly payments of $10,000 through its normal payroll procedures. We also agreed to extend the exercise period for a total of 3,214,893 vested stock options whose weighted average exercise price is $0.0263 for a period of two years from the effective date of the separation. We also granted a warrant for the purchase of 3,500,000 shares exercisable for a period of 2 years from the separation date at an exercise price of $0.016. An option for 22,000,000 shares all of which were unvested as of the separation date was allowed to expire as of the separation date.

On June 30, 2012, we appointed David Schmidt, a member of our Board of Directors and Chairman of the Governance Committee, to serve as acting Principal Financial Officer of the Company. For his role as Acting Principal Financial Officer of the Company, his monthly compensation is $2,500 in cash and for the consulting agreement between Advanced Materials Advisory, LLC. and the Company, not related to his role as Acting Principal Financial Officer, monthly billing on an hourly basis payable in cash, stock, options, or warrants, or a combination of thereof, based on mutual agreement.

Compensation of Directors

On August 23, 2011, our Board of Directors approved a Cash Compensation Plan for the directors on the Board, to be administered by the Compensation Committee. The Cash Compensation Plan effective as of August 23, 2011 and covers current members of the Board. Cash compensation will accrue effective from the date that the director originally joined the Board, but no earlier than June 1, 2009 and, with the exception of retainer compensation, will be pro-rated based on attendance at Board and Committee meetings. The effectiveness of the Cash Compensation Plan and the payment of compensation is conditional upon our receiving cash in the amount of at least $1.5 million either by direct outside investment or from sales or from licensing revenues. The following sets forth the cash compensation plan:

Retainer	$10,000
Board Meetings
Chairman	$15,000
Member	8,000
Audit Committee
Chairman	$6,000
Member	2,500
Compensation Committee
Chairman	$2,500
Member	1,500
Governance Committee
Chairman	$1,500
Member	400
Nominating Committee
Member	$400

                  Except as described above, we do not have any formal policy for the compensation of our non-employee directors. Our Board has made grants of stock options to our outside directors at various times as compensation for our director's service on the Board. In the future, we anticipate adopting a policy of paying directors a fee for their attendance at board and committee meetings if the financial condition of our Company improves.

The following table sets forth information regarding the compensation of directors during the fiscal year ended September 30, 2013:

Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Gerard C. D'Couto (2)	-	-	-	-	-
Jeffrey Sakaguchi (3)	22,976	-	-	-	22,976
David Schmidt (4)	-	-	-	-	-
Jon Garfield (5)	15,471	-		7,422	22,893
John Toedtman (6)	9,529		-	-	9,529

(1)

This column represents the aggregate grant-date fair value of the awards computed in accordance with FASB ASC Topic 718. These amounts reflect our accounting value for these awards and do not necessarily correspond to the actual value that may be realized by the named executive officer. The assumptions used in the calculation of these amounts are described in note 11 to our Consolidated Financial Statements included in the Annual Report on Form 10-K.

(2)

Mr. D'Couto's compensation for fiscal year 2013 is fully reflected in the “Summary Compensation Table” above. Mr. D'Couto received no additional compensation for his service as a director.

(3)   Mr. Sakaguchi's earned fees of $22,976 have been deferred as of September 30, 2013.

(4)

Mr. Schmidt's compensation for fiscal year 2013 is fully reflected in the “Summary Compensation Table” above. Mr. Schmidt received no additional compensation for his service as a director.

(4)

Mr. Garfield's earned fees of $15,471 have been deferred as of September 30, 2013.. His Other Compensation relates to costs associated to certain health benefit coverage that was paid for by the Company on his behalf.

(5)

Mr. Toedtman's earned fees of $9,529 have been deferred as of September 30, 2013.

The table below sets forth certain information as of September 30, 2013 regarding the shares of common stock available for grant or granted under our Restated Long Term Compensation Plan:

Equity Incentive Compensation Plan Information

Plan	Number of Common shares to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options	Number of Common Shares Remaining for Future Issuance Under Long-Term Incentive Equity Compensation Plan (Excluding Outstanding Options)
Equity compensation plans approved by stockholders (1)	13,842,543	$0.08	-
Equity compensation plans not approved by stockholders (1)	7,440,000	$0.02
Equity compensation plans not approved by stockholders (1)	219,200,000	$0.01	84,517,457
Total	240,482,543		84,517,457

(1) Our Restated Long Term Incentive Compensation Plan (the “Plan") was originally adopted in 2006, amended in 2009, and 2012, and restated in  2013. The Plan is administered by our board of directors. Our Board amended the Plan increasing the aggregate number of shares available for issuance to 25,000,000 in 2009, and to 325,000,000 in 2013 as described above, conditioned upon approval by our shareholders. We have granted stock options under the Plan to employees, members of our board of directors, advisors and consultants. No options have been exercised. Options are exercisable for ten years from date of grant.   All of the above referenced plans were consolidated into the Restated Long Term Incentive Compensation Plan adopted August 1, 2013.

The following table summarizes stock option activity for the six months ended March 31, 2014:

	Options Outstanding	Weighted Average Exercise Price
Outstanding at September 30, 2013	240,482,543	$0.006
Granted	7,500,000	$0.0195
Exercised	-	-
Cancelled	-	-
Forfeited	-
Outstanding at March 31, 2014	247,982,543	$0.006
Exercisable at March 31, 2014	131,195,043	$0.008

As of March 31, 2014, the aggregate intrinsic value of options outstanding and options vested, representing the excess of the closing market price of our common stock over the exercise price, is $5,868,281 and $3,252,295 respectively. As of March 31, 2014, we had $615,145 of total unrecognized compensation cost related to unvested options. Unrecognized compensation cost is to be recognized over 11-23 months.

Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons

Transactions that existed or occurred between us and any of our executive officers or directors, or any affiliate of or person related to any of them, since the beginning of 2013 fiscal year of the type and amount that are disclosed below.

In May 2013 we issued 4,347,826 shares of common stock, together with three-year warrants to purchase 519,480 shares of common stock at a strike price of $0.0154, for net proceeds of $20,000 pursuant to a Security Purchase Agreement with Green World Trust.

In June 2013, the board approved the conversion of 193,000 of Summit Trading LLC series B preferred stock into 45,795,900 shares of common stock. The conversions were calculated in accordance with the Series B Certificate of Designation.

During the fiscal year ended September 30, 2013, we issued an unsecured 8% interest bearing note in the amount of $100,000 to Summit Trading  Limited in consideration for marketing and investor relations services. The note has a maturity date of July 1, 2014. As of September 30, 2013, the note is still outstanding.

In July 2013 we issued 49,064,449 shares of common stock together with three-year warrants to purchase 1,532,468 shares of common stock at a strike price of $0.0154, for net proceeds of $118,000 pursuant to a Security Purchase Agreement with an entity related to Green World Trust.

In July 2013 the company sold 10,395,010 shares of restricted common stock and a 3-year warrant to purchase 324,675 shares of common stock at the exercise price of $0.0154 per share to Mr. Jeffrey B. Sakaguchi, Chairman of our Board of Directors, for the purchase price of $25,000 pursuant to the terms of a Securities Purchase Agreement.

In November 2013, we sold 36,901,400 restricted common shares to Clean Tech Investors, LLC for the purchase price of $700,000 pursuant to the terms of a Securities Purchase Agreement. As part of the transaction, the Company granted the Investor the right to appoint a one member to the Board of Directors to fill a vacant position.  In November 2013, the company completed a fuel cell technology asset acquisition and the company issued 23,198,600 restricted common shares at a price of $0.019 per share, to Clean Tech Investors LLC for a purchase price of $440,000 pursuant to the terms of an Asset Purchase Agreement.

During the year ended September 30, 2013, we recorded consulting expense in the amount of $82,500 with Advanced Materials Advisory, LLC for services by David Schmidt as Acting Principal Financial Officer. Advanced Materials Advisory is owned by David Schmidt, who is also a Member of Neah's Board of Directors

Director Independence

The Board has adopted the listing standards of The Nasdaq Stock Market for determining the independence of our directors. The Board has determined that Jeffrey B. Sakaguchi and Jon M. Garfield qualify as independent directors in accordance with Nasdaq Marketplace Rule 5605(a)(2). In addition, our

Board made a subjective determination as to each of the foregoing individuals that no relationships exist that, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out their responsibilities as a director.

Delivery of Documents to Multiple Stockholders Sharing an Address

Some banks, brokers and other nominee record holders participate in the practice of “householding.” This means that only one copy of this Consent Solicitation Statement may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy to any stockholder upon written or oral request. To make such a request, please contact us at Neah Power Systems, Inc. c/o Corporate Secretary, 20th Ave. S.E., Suite 142, Bothell, Washington 98021. Any stockholder who wants to receive separate copies of any future annual report, proxy statement or information statement, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact his or her bank, broker, or other nominee record holder, or he or she may contact us at the above address and phone number.

Where You Can Find More Information

We are subject to the information reporting requirements of the Exchange Act, and, in accordance with these requirements, we are required to file periodic reports and other information with the Securities and Exchange Commission. You may copy and inspect any materials that we file with the Securities and Exchange Commission at its Public Reference Room at 100 F Street, N.E., Washington, D.C. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for further information about the operation of the public reference rooms. The Securities and Exchange Commission also maintains an internet website at http://www.sec.gov that contains our filed reports, proxy and information statements, and other information that we file electronically with the Securities and Exchange Commission.

Other Matters

The Company’s Board of Directors is not aware of any matter other than those described in this Consent Solicitation Statement to be presented for the consent of the stockholders.

ANNEX INDEX

Annex A	–	Restated Long Term Incentive Compensation Plan

NEAH POWER SYSTEMS, INC.

LONG TERM INCENTIVE COMPENSATION PLAN

Amended and Restated Effective as of August 1, 2013

1.

PURPOSES

The purposes of this Long Term Incentive Compensation Plan are to promote the long-term success of Neah Power Systems, Inc. (the “Company”) and its subsidiaries and to provide financial incentives to employees, members of the Board and advisers and consultants of the Company and its subsidiaries to strive for long-term creation of stockholder value.  The Plan provides long-term incentives to employees, members of the Board and advisers and advisors of the Company and its subsidiaries who are able to contribute towards the creation of or have created stockholder value by providing them stock options and other stock and cash incentives.

2.

DEFINITIONS

The following definitions shall be applicable throughout the Plan:

(a)

“Award” means an incentive award as described in Section 5(a).

(b)

“Board” means the Board of Directors of the Company.

(c)

“Change in Control” means the occurrence of one or more of the change in control events set forth in Treasury Regulation Section 1.409A-3(i)(5).

(d)

“Chief Executive Officer” or “CEO” means the Chief Executive Officer of the Company.

(e)

“Chief Financial Officer” or “CFO” means the Chief Financial Officer of the Company.

(f)

“Code” means the Internal Revenue Code of 1986, as amended.

(g)

“Committee” means the Compensation Committee of the Board unless another committee comprised of members of the Board is designated by the Board to oversee and administer the Plan, provided, that the Committee shall consist of two or more members of the Board as the Board may designate from time to time, each of whom shall satisfy such requirements as:

(i)

the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 or its successor under the Exchange Act;

(ii)

the rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange; and

(iii)

the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Code Section 162(m).

(h)

“Company” means Neah Power Systems, Inc., a Nevada corporation.

(i)

“Covered Employee” shall have the meaning given that term by Code Section 162(m) and income tax regulations promulgated thereunder.

(j)

“Disability” means a physical or mental medical condition that prevents the Participant from performing the duties of his or her position with the Company and is likely to last at least twelve months or result in death, as determined by the Committee in its sole discretion.

(k)

“EVA Award” means the award described in Section 11.

(l)

“Exchange Act” means the federal Securities Exchange Act of 1934, as amended.

(m)

“Fair Market Value” means, with respect to the common stock of the Company, the closing sale price of such common stock at four o’clock p.m. (Eastern Time), on the principal United States national stock exchange on which the common stock of the Company is traded, as determined by the Committee, or, if the common stock shall not have been traded on such date, the closing sale price on such stock exchange on the first day prior thereto on which the common stock was so traded, or, if the common stock is not traded on a United States national stock exchange, such other amount as may be determined by the Committee by any fair and reasonable means.  Fair Market Value determined by the Committee in good faith shall be final, binding and conclusive on all parties.

(n)

“Incentive Stock Option” means an option to purchase the stock of the Company as described in Code Section 422.

(o)

“LTIPA” means an agreement establishing the terms and conditions for an Award granted under the Plan, including any applicable performance goals.

(p)

“Nonstatutory Stock Option” means an option to purchase the stock of the Company which is designated not to be an Incentive Stock Option.

(q)

“Participant” means, subject to the provisions of Section 11 with respect to EVA Awards, a full-time employee of the Company, or a non-employee member of the Board, or a member of the scientific advisory committee of the operating company who meets the requirements of Section 4(b).

(r)

“Performance Stock” means the award described in Section 9.

(s)

“Performance Unit” means the award described in Section 10.

(t)

“Plan” means this Neah Power Systems, Inc. Long Term Incentive Compensation Plan.

(u)

“Restricted Stock” means the award described in Section 8.

(v)

“Restricted Stock Unit” means the award described in Section 8, denominated in units, providing a Participant the right to receive payment at a future date after the lapse of restrictions or achievement of performance criteria or other conditions determined by the Committee.

(w)

“Service” means that the Participant’s service with the Company or an affiliated entity, whether as an employee, adviser, consultant or member of the Board, is not interrupted or terminated.  The Participant’s Service shall not be deemed to have been interrupted or terminated merely because of a change in the capacity in which the Participant renders service to the Company or an affiliated entity as an employee, adviser, consultant or member of the Board or a change in the entity for which the Participant renders such service, provided, that there otherwise is no interruption or termination of the Participant’s Service.  For example, a change in status from an employee of the Company to a consultant of an affiliate or a member of the Board will not constitute an interruption of Service.  The Committee, in its sole discretion, may determine whether Service shall be considered interrupted in the case of any leave of absence approved by the Company, including sick leave, military leave or any other personal leave.

(x)

“Stock Appreciation Right” or “SAR” means the award described in Section 7.

(y)

“Stock Option” means the award described in Section 6, which may be either an Incentive Stock Option or a Nonstatutory Stock Option, as determined by the Committee.

(z)

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Code Section 424(d)) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates (as defined in Code Section 424).

3.

POWERS AND ADMINISTRATION

The Plan shall be administered by the Committee.  The Committee shall have the authority to construe and interpret the Plan and any Awards granted thereunder, to establish and amend rules for Plan administration, to change the terms and conditions of options and other Awards at or after grant, and to make all other determinations which it deems necessary or advisable for the administration of the Plan.  The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan.  The Committee may take action by a meeting in which a quorum of the Committee is present.  The meeting may be in person, by telephone or in such other manner in which the members of the Committee participating in the meeting may communicate directly with each other.  A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of its members.  Any determination of the Committee under the Plan may be made without notice or meeting of the Committee, in writing signed by all the Committee members.

The Committee shall have the authority to reduce (but not increase) the payouts on such Awards and the Committee shall have the authority to limit (but not waive) the actual performance-based vesting of such Awards, in both cases in its sole discretion.  The Committee may prescribe rules and procedures for the administration of the Plan and shall have the authority to delegate ministerial duties to agents for the Committee (and allocate responsibilities among the agents appointed by the Committee for the performance of the ministerial duties) in the administration of the Plan.

4.

ELIGIBILITY AND PARTICIPATION

(a)

Eligibility.  Only employees of the Company and its subsidiaries, non-employee members of the Board, and members of the scientific advisory committee of the Company and its subsidiaries or consultants thereto, who are designated by the Plan or selected by the Committee to participate in the Plan shall be eligible to participate in the Plan.  Any corporation or other entity in which a 50% or greater interest is at the time directly or indirectly owned by the Company shall be a subsidiary for purposes of the Plan.

(b)

Participation.  The CEO and the CFO shall participate in the Plan and their Awards and rights under the Plan shall be determined by the Committee.  In addition, each year, the CEO shall present to the Committee a list of employees of the Company or its subsidiaries that the CEO recommends be designated as Participants for an upcoming Performance Period (or a concurrent Performance Period with respect to a newly hired employee of the Company or a subsidiary of the Company), proposed Awards to such employees, and proposed terms for the LTIPAs for the proposed Awards to such employees.  In addition, the CEO may present recommended amendments to any existing LTIPAs, and the proposed Phase Level advancement for existing LTIPAs with respect to EVA Awards.  The Committee shall consider the CEO’s recommendations and shall determine the Awards, if any, to be granted and the terms of the LTIPAs for such Awards, any amendments to existing LTIPAs (subject to the restrictions on the authority granted to the Committee in Section 3), and Phase Level advancements.

Designation of an employee as a Participant for any Performance Period shall not require the Committee to designate that person to be a Participant or to receive an Award in any Performance Period or to receive the same type or amount of Award as granted to the Participant in such year.  Grants of Awards to Participants need not be of the same type or amount and may have different terms.  Employment with the Company or its subsidiary prior to completion of or during a Performance Period, or service on the Board or as a member of the scientific advisory committee of the

Company and its subsidiaries or consultants thereto, does not entitle the employee, director, consultant or adviser to participate in the Plan or vest in any interest in any Award under the Plan.  The Committee shall consider all factors that it deems relevant in selecting Participants and in determining the type and amount of their respective Awards.

5.

AWARDS AVAILABLE

(a)

Types of Awards.  The Awards available under the Plan shall consist of Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units, EVA Awards, and other stock or cash awards, as described below.

(b)

Shares Available under the Plan.  There is hereby reserved for issuance under the Plan an aggregate of Three Hundred Twenty Five Million shares of the Company common stock. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.  Shares covered by an Award granted under the Plan shall not be counted as used unless and until they are actually issued and delivered to a Participant.  Any shares covered by an SAR shall be counted as used only to the extent shares are actually issued to the Participant upon exercise of the right.  In addition, any shares of common stock exchanged by an optionee as full or partial payment to the Company of the exercise price under any Stock Option exercised under the Plan, any shares retained by the Company pursuant to a Participant’s tax withholding election, and any shares covered by a Award which is settled in cash shall be added to the shares available for Awards under the Plan.  All of the available shares may, but need not, be issued pursuant to the exercise of Incentive Stock Options.  The total number of shares of the common stock of the Company that may be issued under the Plan for Awards other than Cash Awards shall be initially, Three Hundred Twenty Five Million common shares subject to adjustment in accordance with Sections 16 and 17, below.

(c)

Automatic Share Reserve Increase. The number of common shares available for issuance under the Plan under Section 5 (b) above will be increased on August 1, 2014, and on each August 1st of the next nine (9) years  by an amount equal to ten (10%) percent of the common shares in the Plan.

(d)

Annual Limit on Total Grants of Restricted Stock, Restricted Stock Units and Performance Stock.  Notwithstanding anything else in this Section 5, the Restricted Stock, Restricted Stock Units and Performance Shares granted under the Plan in any one calendar year shall have annual limits to be determined by the Committee.

(e)

Reversion of Shares.  If there is a lapse, expiration, termination or cancellation of any Stock Option issued under the Plan prior to the issuance of shares thereunder or if shares of common stock are issued under the Plan and thereafter are reacquired by the Company, the shares subject to those options and the reacquired shares shall be added to the shares available for Awards under the Plan.

(f)

~~Limits on Individual Grants.  Under the Plan, no Participant may receive in any calendar year (i) Stock Options relating to more than six million shares, (ii) Restricted Stock or Restricted Stock Units that are subject to the attainment of Performance Goals below hereof relating to more than one million five hundred thousand shares, (iii) Stock Appreciation Rights relating to more than one million five hundred thousand shares, or (iv) Performance Stock relating to more than one million five hundred thousand shares.  Under the Plan, the maximum cash payment that may be made to an individual Participant in any calendar year under a single Performance Unit Award, a single EVA Award or other cash bonus Award shall not exceed $1,000,000.~~

6.

STOCK OPTIONS

(a)

Grant of Stock Options.  Stock Options may be granted to Participants by the Committee, at any time as determined by the Committee.

(b)

Terms of Stock Options.  The Committee shall determine the terms and conditions of each Stock Option, the number of shares subject to the Stock Option, and whether the Stock Option is an Incentive Stock Option or a Nonstatutory Stock Option.  The option price for each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of the Company’s common stock on the date the Stock Option is granted.  Notwithstanding the foregoing, a Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).

(c)

Term of Stock Options. Each Stock Option shall expire at such time as the Committee shall determine at the time of grant.

(d)

Exercisability of Stock Options.  Each Stock Option shall be exercisable at such time and subject to such terms and conditions as the Committee shall determine; provided, however, that no Stock Option shall be exercisable later than the tenth anniversary of its grant.  The option price, upon exercise of any Stock Option, shall be payable to the Company in full by (i) cash payment or its equivalent, (ii) tendering previously acquired shares (held for at least six months to the extent necessary to avoid any variable accounting on such option) or purchased on the open market and having a Fair Market Value at the time of exercise equal to the option price, or certification of ownership of such previously-acquired shares, (iii) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale proceeds from the option shares or loan proceeds to pay the exercise price and any withholding taxes due to the Company, and (iv) such other methods of payment as the Committee, at its discretion, deems appropriate, provided, that payment of the common stock’s “par value,” as defined in the Nevada General Corporation Law, shall not be made by deferred payment.

Except as otherwise provided in a LTIPA, in the event the Service of a Participant holding a Stock Option terminates (other than upon the Participant’s death or Disability), the Participant may exercise his or her Stock Option (to the extent that the Participant was entitled to exercise such Stock Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Participant’s Service (or such longer or shorter period specified in the LTIPA for such Stock Option), or (ii) the expiration of the term of the Stock Option as set forth in the LTIPA.  If, after termination, the Participant does not exercise his or her Option within the time specified in the LTIPA, the Stock Option shall thereafter terminate.

(e)

Vesting.  Subject to the provisions of Sections 5(f), 16 and 24, the total number of shares of Common Stock subject to a Stock Option shall be subject to the following vesting provisions of this Subsection 6(e):

(i)

The total number of shares of Common Stock subject to a Stock Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.

(ii)

The Stock Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate.

(iii)

The vesting provisions of individual Stock Options may vary.

(iv)

The provisions of this Subsection 6(e) are subject to any Stock Option provisions governing the minimum number of shares of Common Stock as to which a Stock Option may be exercised.

(f)

Incentive Stock Option Requirements.  Stock Options granted under the Plan as Incentive Stock Options shall have such terms as required by Code Sections 422 for an Incentive Stock Option, including, but not limited to, the following terms in this Section 6(f).

(i)

Incentive Stock Options shall be granted only to employees of the Company or its subsidiary.

(ii)

The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted or one hundred ten percent (110%) in the case of a grant of an Incentive Stock Option to a Ten Percent Shareholder.  Notwithstanding the foregoing, an Incentive Stock Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Code Section 424(a).

(iii)

The maximum term of an Incentive Stock Option shall be ten years from the date of grant provided that the maximum term of an Incentive Stock Option granted to a Ten Percent Shareholder shall be five years from the date of grant of the Incentive Stock Option.

(iv)

To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its affiliated corporations) exceeds one hundred thousand dollars ($100,000), the Stock Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

(v)

If any Participant shall make any disposition of shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) calendar days thereof.

(g)

Reduction in Price or Reissuance.  In no event shall the Committee, without first receiving shareholder approval, (a) cancel any outstanding Stock Option for the purpose of reissuing the Stock Option to the Participant at a lower exercise price or (b) reduce the exercise price of a previously issued Stock Option.

7.

STOCK APPRECIATION RIGHTS

(a)

Stock Appreciation Rights may be granted to Participants at any time as determined by the Committee.  An SAR may be granted in tandem with a Stock Option granted under the Plan or on a free-standing basis.  The Committee also may, in its discretion, substitute SARs which can be settled only in stock for outstanding Stock Options, at any time when the Company is subject to fair value accounting.

(b)

The grant price of a tandem or substitute SAR shall be equal to the option price of the related option.  The grant price of a free-standing SAR shall be equal to the Fair Market Value of the Company’s common stock on the date of its grant.  An SAR may be exercised upon such terms and conditions and for the term as the Committee in its sole discretion determines to apply to the SAR; provided, however, that the term of the SAR shall not exceed the option term in the case of a tandem or substitute SAR or ten years in the case of a free-standing SAR, and the terms and conditions applicable to a substitute SAR shall be substantially the same as those applicable to the Stock Option which it replaces.

(c)

Upon exercise of an SAR, the Participant shall be entitled to receive payment from the Company in an amount determined by multiplying the excess of the Fair Market Value of a share of common stock of the Company on the date of exercise over the grant price of the SAR by the number of shares with respect to which the SAR is exercised.  The payment may be made in cash or stock, at the discretion of the

Committee, except in the case of a substitute SAR which may be made only in stock.

(d)

In no event shall the Committee, without first receiving shareholder approval, (1) cancel any outstanding SAR for the purpose of reissuing the SAR to the Participant at a lower exercise price or (2) reduce the exercise price of a previously issued SAR.

8.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Restricted Stock and Restricted Stock Units may be awarded or sold to Participants under such terms and conditions as shall be established by the Committee. Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, any of the following:

(a)

a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period;

(b)

a requirement that the holder forfeit (or in the case of shares or units sold to the Participant resell to the Company at cost) such shares or units in the event of termination of employment or other service during the period of restriction; or

(c)

with respect to Restricted Stock, the Award may be conditioned upon the Participant making or no making an election under Code Section 83(b).  If the Participant makes an election pursuant to Code Section 83(b), the Participant shall be required to file a copy of the election with the Company within ten (10) calendar days.

All restrictions shall expire at such times as the Committee shall specify.

Except for the restrictions set forth here and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to the right to vote and the right to receive dividends, provided that the Committee, in its sole discretion, may require that any dividends paid on shares of Restricted Stock be held in escrow until all restrictions on the shares have lapsed]. With respect to Restricted Stock Units, a Participant shall have no rights of a shareholder until restrictions lapse and underlying shares, if any, are delivered; however, the Committee may provide for the payment of dividend equivalents if so specified in the LTIPA.

Payment of Restricted Stock Units may be made in cash, stock, or a combination of cash and stock, in the Committee’s sole discretion.

To the extent a Restricted Stock Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

9.

PERFORMANCE STOCK

The Committee shall designate the Participants to whom long-term performance stock "Performance Stock") is to be awarded and determine the number of shares, the length of the performance period and the other terms and conditions of each such award; provided the stated performance period will not be less than 12 months.  Each award of Performance Stock shall entitle the Participant to a payment in the form of shares of common stock of the Company upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding satisfaction of any performance goals, the number of shares issued under a Performance Stock Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine.  However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Participant who is a Covered Employee.  The Committee may, in its discretion, make a cash payment equal to the Fair Market Value of shares of common stock otherwise required to be issued to a Participant pursuant to a Performance Stock award.

To the extent a Performance Stock Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

10.

PERFORMANCE UNITS

The Committee shall designate the Participants to whom long-term performance units ("Performance Units") are to be awarded and determine the number of units and the terms and conditions of each such award; provided the stated performance period will not be less than 12 months.  Each Performance Unit award shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee.

Notwithstanding the satisfaction of any performance goals, the amount to be paid under a Performance Unit Award may be adjusted by the Committee on the basis of such further consideration as the Committee in its sole discretion shall determine.  However, the Committee may not, in any event, increase the amount earned under Performance Unit Awards upon satisfaction of any performance goal by any Participant who is a Covered Employee and the maximum amount earned by a Covered Employee in any calendar year may not exceed $250,000.  The Committee may, in its discretion, substitute actual shares of common stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit award.

To the extent a Performance Unit Award constitutes “deferred compensation” within the meaning of Code Section 409A, the Committee shall establish LTIPA terms and provisions that comply with Code Section 409A and regulations thereunder.

11.

EVA AWARDS

(a)

Definitions.  The following terms shall have the meanings given them below in this Section 11 for purposes of the EVA Awards granted under the Plan.

(i)

“Adjusted Basic Award” means the Basic Award adjusted by the percentage completion of a Target Goal.

(ii)

“Annual Review” means the annual review by the Committee of each LTIPA entered into under the Plan.  The review will determine the Phase Level attainment by the Participant, any proposed changes to the LTIPA, evaluate the Participant’s performance during the Performance Period and provides the basis for the Committee’s determination of an individual Award.

(iii)

“Basic Award” means that monetary value set forth in the LTIPA that could form the basis of the Award that may be achieved upon full attainment of the Target Goal.

(iv)

“EVA” means the net operating profit after taxes, as adjusted to eliminate the effect of non-economic elements of generally accepted accounting principles, (“NOPAT”), less the weighted average cost of capital employed during the year (“Employed Capital”).  The Committee shall have the discretion to adjust NOPAT to include or exclude:  (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.

(v)

“EVA Unit” means the designated unit of EVA identified in the LTIPA.

(vi)

“Payment Cycle” shall mean that period of time over which an Award, if earned, may be paid.

(vii)

“Phase Level” means the level of attainment achieved during a Performance Period towards accomplishment of a Target Goal.  The Phase Level shall be determined annually by the Committee based on recommendations from the CEO and is a factor in determining the Award.

(viii)

“Performance Period” means a period of time designated in the LTIPA during which performance under the Plan will be measured and may be a period of at least one year and up to ten years in length and which may overlap, provided that no two Performance Periods under the Plan of equal length shall coincide.

(ix)

“Target Goal” means the EVA objective set forth in the LTIPA.

(b)

Eligibility and Participation.  Only the following employees of the Company or its subsidiary shall be eligible for an EVA Award.  Employees employed by the Company or its subsidiary on the last day of the Performance Period, who:

(i)

are specifically designated as Participants in the Plan by the Committee;

(ii)

have been designated to be eligible to receive an EVA Award by the Committee;

(iii)

have executed an LTIPA which is executed by the CEO (or, with respect to the LTIPA of the CEO, a non-employee member of the Committee);

(iv)

have achieved relevant LTIPA performance criteria; and

(v)

have participated in Annual Reviews of the LTIPA during the Performance Period.

(c)

EVA Award.  The EVA Award is the Adjusted Basic Award multiplied by the Phase Level attained by the Participant and a factor the numerator of which is the average of the closing price of the common stock of the Company (on the principal stock exchange on which the Company’s common stock is traded, as determined by the Company) for the six months preceding the last day of a Performance Period and the denominator is the average closing price of the common stock of the Company (on the principal stock exchange on which the Company’s common stock is traded, as determined by the Committee) for the six months preceding the execution of a Participant’s LTIPA (“Beginning Stock Price”).  The factor so determined shall not be less than one.

The Adjusted Basic Award shall be determined based on the EVA Unit’s and the Participant’s achievement of the Target Goal.  At an achievement level of 49.99%, the Adjusted Basic Award is 0% of the Basic Award.  The Adjusted Basic Award is the percent of the Target Goal achieved (at 50% or higher) multiplied by the Basic Award, not to exceed 100% of the Basic Award.

(i)

A Participant’s potential Award shall be earned after the last day of a Performance Period and upon the final approval of the Compensation Committee of the Award.  Portions of the Award are subject to forfeiture during the Payment Cycle as provided in Section 11(d).  The Participant shall have no interest in the Award until the final approval of the Compensation Committee of the Award.

(ii)

The actual Award granted to a Participant hereunder shall be based upon the Company’s overall performance, the EVA Unit’s overall performance and the Participant’s individual performance and shall be determined by the Committee, in its sole discretion.

(iii)

No Award will be granted if a Participant’s individual performance is unsatisfactory, as determined by the Committee in its sole discretion, upon the advice of the Chief Executive Officer.

(d)

Form and Time of Payment of EVA Award.  The form of payment shall be in stock or cash at the sole discretion of the Committee.  The amounts paid under an Award shall be paid to the Participant less applicable federal, state, local income and employment taxes, during the Payment Cycle after the date on which the Award has been approved by Committee (but in no event later than March 15th of the year following the year in which the Award is earned).  If the Award is paid in stock, then sufficient shares shall be withheld to meet withholding obligations unless other arrangements have been made by the Participant.  The shares to be delivered in payment (including any Deferred Award Payments as provided below) shall be valued at the average price for the five trading days prior to the date of payment to the Participant.

(e)

The Committee shall have the authority to approve, reduce or eliminate a potential EVA Award and portions thereof.  The Payment Cycle shall commence on the date that an EVA Award is approved by the Committee and shall extend for 24 months after the end of the Performance Period.

(i)

As provided in the LTIPA for the EVA Award, the Committee shall determine in its discretion what portion, if any, of one-half of the potential EVA Award shall be paid initially to a Participant (“Initial Award Payment”).  The amount of the Initial Award Payment to be paid shall be paid as soon as administratively practicable after approval by the Committee of the EVA Award (but in no event later than March 15th of the year following the year in which the EVA Award is earned).

(ii)

The Committee shall determine in its discretion what portion of the remaining half of the potential EVA Award shall be paid to a Participant (“Deferred Award Payment”).  Except as otherwise provided in the LTIPA for the EVA Award (as determined by the Committee in its sole discretion), Deferred Award Payments shall not be vested or earned until the conditions for payment set forth below or in the LTIPA for the EVA Award under which the Deferred Award Payment would be paid.  The amount of the Deferred Award Payment that may be paid to the Participant shall be subject to the following forfeiture provisions in this Section 11(d)(iii):

(1)

One-half of the approved Deferred Award Payment shall be paid 12 months after the end of the Performance Period and one-half of the approved Deferred Award Payment shall be paid 24 months after the end of the Performance Period subject to the following forfeiture provisions.

(2)

As provided in the Participant’s LTIPA for the EVA Award, (A) failure of the EVA Unit to achieve the same level of the Target Goal as was obtained during the Performance Period in the 12 months following the Performance Period will result in forfeiture of one-half of the Deferred Award Payment, and (B) failure of the EVA Unit to achieve the Target Goal in the 12 months beginning 12 months after the ending of the Performance Period and ending 24 months after the end of the Performance Period will result in the forfeiture of one-half of the Deferred Award Payment.  Payment of a portion of the Deferred Award Payment, if applicable, shall be made as soon as administratively practicable following the end of the applicable 12-month period (but in no event later than March 15th of the year following the year in which the applicable 12-month period ends).

(3)

Among other conditions to be included in a Participant’s LTIPA, the Committee may require a Participant who is eligible to receive a Deferred Award Payment to remain in employment with the Company or its subsidiary through the payment date as a condition for such payment.

(f)

Disability, Death and Other Terminations

(i)

In the event of the termination of a Participant’s employment due to his or her Disability or death, such Participant (or the Participant’s probate estate, in the event of his or her death) may receive payment of an EVA Award, consistent with the terms of the Plan, subject to the terms of the LTIPA for the EVA Award and at the sole discretion of the Committee.  Any such Award shall be determined and paid in accordance with the regular procedures of the Plan.

(ii)

In the event of the Participant’s death, should an EVA Award be approved under Section 11(e)(i), such EVA Award shall be paid in cash or stock, less applicable federal, state, and local income and employment taxes, on the normal EVA Award payout date and subject to the terms of forfeiture, to the Participant’s estate, or to the person or persons who have acquired, by will or by the laws of descent and distribution or by other legal proceedings, the right to such Award, in the determination and discretion of the Committee.

(iii)

In the event of the termination of a Participant’s employment for reasons other than his or her Disability or death, such Participant’s right to receive an EVA Award, if any, shall be determined by the following terms in this Section 11(e)(iii):

(1)

If the Participant’s employment is terminated during the Performance Period for the EVA Award, then the Participant shall not be eligible to any payment under the EVA Award.

(2)

If the Participant’s employment is terminated following the Performance Period for the EVA Award and the Committee has approved the payment of the EVA Award to the Participant, then the

EVA Award shall be paid to the Participant subject to the conditions for the payment of the EVA Award (including the achievement of the Company’s Target Goals during the two 12-month periods following the Performance Period required for the payment of the Deferred Award Payments set forth in Section 11(d)).  Any payment made pursuant to this Subsection shall be made no later than March 15th of the year following the year in which the EVA Award or Deferred Award Payment is no longer subject to a substantial risk of forfeiture.

(g)

No Reallocation of EVA Awards.  In no event may the portion of the potential EVA Award allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

12.

CASH BONUS AWARDS

The Committee may designate the employees of the Company who are eligible to receive a cash bonus payment in any calendar year based on an incentive pool to be determined by the Committee.  The Committee shall allocate an incentive pool percentage to each designated Participant for each calendar year.

As soon as possible after the determination of the incentive pool for a calendar year, the Committee shall calculate the Participant’s allocated portion of the incentive pool based upon the percentage established at the beginning of the calendar year.  The Participant’s incentive award then shall be determined by the Committee based on the Participant’s allocated portion of the incentive pool subject to adjustment in the sole discretion of the Committee.  Unless otherwise specified by the Committee in writing in compliance with Code Section 409A, Incentive awards shall be paid no later than March 15th of the year following the year in which the incentive award is earned.  In no event may the portion of the incentive pool allocated to a Participant be increased in any way, including as a result of the reduction of any other Participant’s allocated portion.

13.

OTHER STOCK OR CASH AWARDS

In addition to the incentives described in Sections 6 through 12 above, the Committee may grant other incentives payable in cash or in common stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

14.

PERFORMANCE GOALS

Except as provided with respect to EVA Awards, cash bonus Awards and awards of Restricted Stock, Restricted Stock Units, Performance Stock, Performance Units and other incentives under the Plan may be made subject to the attainment of performance goals relating to any one or more business criteria within the meaning of Code Section 162(m), including, but not limited to, cash flow; cost; ratio of debt to debt plus equity; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; earnings per share; operating earnings; economic value added; ratio of operating earnings to capital spending; free cash flow; net profit; net sales; sales growth; price of the Company common stock; return on net assets, equity or stockholders’ equity; market share; or total return to stockholders ("Performance Criteria"). Any one or more Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index.

Any Performance Criteria may include or exclude Special Items.  Special Items shall include (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, as identified in the Company’s quarterly and annual earnings releases.  In all other respects, Performance Criteria shall be calculated in accordance with the Company’s financial statements, generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company’s annual report.

With respect to Awards subject to Performance Criteria, the Committee shall have the authority to reduce the payouts on such Awards and shall have the authority to limit or waive the actual performance-based vesting of such Awards in its sole discretion.

15.

DEFERRAL OF PAYMENT ON AWARDS

Subject to the provisions of Code Section 409A and any regulatory guidance promulgated thereunder, a Participant and the Company may enter into an agreement under which the payment of amounts payable under a vested Award shall be deferred on terms and conditions to be established by the Participant and the Company.

16.

ADJUSTMENT PROVISIONS

(a)

If the Company shall at any time change the number of issued shares of common stock by stock dividend, stock split, spin-off, split-off, spin-out, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, the total number of shares reserved for issuance under the Plan, the maximum number of shares that may be made subject to an Award or all Awards in any calendar year, and the number of shares covered by each outstanding Award and the price therefor, if any, shall be equitably adjusted by the Committee, in its sole discretion.

(b)

In the event of any merger, consolidation or reorganization of the Company with or into another corporation that results in the outstanding common stock of the Company being converted into or exchanged for different securities, cash or other property, or any combination thereof, the Company shall have the authority to provide in the controlling agreement for such transaction (i) that there shall be substituted, as determined by the Committee in its discretion, for each share of common stock then subject to an Award granted under the Plan, the number and kind of shares of stock, other securities, cash or other property to which holders of common stock of the Company will be entitled pursuant to the transaction, (ii) that the acquiring or surviving corporation in the transaction shall assume the outstanding Awards under the Plan (which may be exercisable into the securities of the acquiring or surviving corporation), (iii) that all unexercised Awards shall terminate immediately prior to such transaction unless exercised prior to the closing of the transaction, or (iv) a combination of the foregoing.

17.

SUBSTITUTION AND ASSUMPTION OF AWARDS

Without affecting the number of shares reserved or available hereunder, the Board or the Committee may authorize the issuance of Awards under the Plan in connection with the assumption of, or substitution for, outstanding Awards previously granted to individuals who become employees of the Company or any subsidiary as a result of any merger, consolidation, acquisition of property or stock, or reorganization other than a Change in Control, upon such terms and conditions as the Committee may deem appropriate.

18.

TRANSFERABILITY

Each Award granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution and each Stock Option and SAR shall be exercisable during the Participant’s lifetime only by the Participant or, in the event of Disability, by the Participant’s personal representative.  In the event of the death of a Participant, exercise of any Award or payment with respect to any Award shall be made only by or to the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Award shall pass by will or the laws of descent and distribution.

19.

TAXES

The Company shall be entitled to withhold the amount of any tax attributable to any amounts payable or shares deliverable under the Plan.  The Company may defer making payment or delivery as to any Award, if such tax is payable until indemnified to is satisfaction.  A Participant must pay or make arrangements acceptable to the Company to satisfy all tax liability.  In this regard, the Company may (a) permit Participants to elect to satisfy tax withholding or (b) in its discretion, require the satisfaction of tax withholding by one or any combination of the following:  (i) withholding from the Participant’s wages or other cash compensation paid by the Company; (ii) withholding from the proceeds of the sale of shares acquired in relation to the Award, either through a voluntary sale or through a mandatory sale arranged by the Company (on the Participant’s behalf); or (iii) withholding in shares to be issued, having a fair market value equal to the amount required to be withheld.

20.

OTHER PROVISIONS

(a)

The grant of any Award under the Plan may also be subject to other provisions (whether or not applicable to the Award awarded to any other Participant) as the Committee determines appropriate, including provisions intended to comply with federal or state securities laws and stock exchange requirements, understandings or conditions as to the Participant’s employment or other service, requirements or inducements for continued ownership of common stock after exercise or vesting of Awards, forfeiture of awards in the event of termination of employment or other service shortly after exercise or vesting, or breach of non-solicitation, non-disparagement, non-competition or confidentiality agreements following termination of employment or other service, or provisions permitting the deferral of the receipt of a Award for such period and upon such terms as the Committee shall determine.

(b)

In the event any Award under the Plan is granted to an employee, member of the Board, or adviser who is employed or providing services outside the United States and who is not compensated from a payroll maintained in the United States, the Committee may, in its sole discretion, modify the provisions of the Plan or adopt appendices and/or sub-plans as they pertain to such individuals as may be necessary or desirable to comply with applicable law, regulation or accounting rules to assure the viability of the benefits from Awards granted to such individuals and to meet the objective of the Plan.

(c)

The Committee, in its sole discretion, may permit or require a Participant to have amounts or shares of common stock that otherwise would be paid or delivered to the Participant as a result of the exercise or settlement of an award under the Plan credited to a deferred compensation or stock unit account established for the Participant by the Committee on the Company’s books of account.

(d)

As a condition for the receipt of stock Awards under the Plan, a Participant shall agree to be bound by the employment policies of the Company (or other applicable policies) pertaining to the securities of the Company, including, but not limited to, the insider trading restrictions of the Company.

21.

NO RESERVE OR TRUST

Nothing contained in the Plan shall require the Company to segregate any monies from its general funds, or to create any trust or make any special deposit in respect of any amounts payable under the Plan to or for any Participant or group of Participants. All amounts payable under the Plan shall be paid out of the general funds of the Company.

22.

NO RIGHT TO ASSIGN

No right or interest of any Participant in the Plan or in any unpaid Award shall be assignable or transferable in whole or in part, either voluntarily or by operation of law or otherwise, or be subject to payment of debts of any Participant by execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner.

23.

NO EMPLOYMENT OR SIMILAR RIGHTS CONFERRED

Nothing contained in the Plan or any Award shall confer upon any employee, director or adviser any right with respect to continuation of employment or other service with the Company in any capacity or interfere in any way with the right of the Company to terminate an employee’s employment or a director’s or adviser’s service at any time or guarantee any right of participation in any other employee benefit or compensation plan of the Company.

24.

SUCCESSORS AND MERGERS, CONSOLIDATIONS OR CHANGE IN CONTROL

The terms and conditions of the Plan shall inure to the benefit of and bind the Company, the Participants, their successors, assignees, and personal representatives.  If a Change of Control occurs, then the Plan shall immediately terminate.

Except as otherwise provided in an LTIPA, upon a Change in Control of the Company, the Committee, in its sole discretion, may (but shall not be required to) make all outstanding Stock Options and SARs fully vested and exercisable, all restrictions on Restricted Stock and Restricted Stock Units terminated, all performance goals deemed achieved at target levels and all other terms and conditions met, and deliver all Performance Stock, and pay out all Performance Units and Restricted Stock Units.

The Committee shall in its sole discretion determine the status of achievement of a particular Target Goal and shall specify an Adjusted Basic Award based upon its determination of achievement of the performance goals under the Awards as of the Change in Control (“Change in Control Award”).  A Change in Control Award shall be modified as outlined below and shall be paid 30 days after the consummation of the Change in Control.  Any Deferred Award payments outstanding upon a Change in Control shall be paid within 30 days after the Change in Control.

In the event of a Change in Control, all EVA Awards or cash Awards shall be paid on a pro-rated basis (as determined by the Committee) based on the portion of the Performance Goals achieved under the EVA Awards or cash Awards as of the date of the Change in Control, subject to the discretion of the Committee to reduce the EVA Awards.  Pro-rated EVA Awards or cash Awards shall be paid within 30 days after the Change in Control.

25.

GOVERNING STATE LAW AND COMPLIANCE WITH SECURITIES LAWS

(a)

The Plan and any actions taken in connection herewith shall be governed by and construed in accordance with the laws of the state of Nevada (without regard to applicable Nevada principles of conflict of laws).

(b)

The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any stock Award or any common stock issued or issuable pursuant to any such stock Award.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of common stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell common stock upon exercise of such stock Awards unless and until such authority is obtained.

26.

DURATION, AMENDMENT AND TERMINATION

The Board or the Committee may amend, suspend, terminate or reinstate the Plan from time to time or terminate the Plan at any time.  However, no such action shall reduce the amount of any existing Award (subject to the reservation of the authority of the Committee to reduce payments on Awards) or change the terms and conditions thereof without the Participant’s consent.  No amendment of the Plan shall be made without stockholder approval to the extent stockholder approval is expressly required under applicable rules and regulations of the Securities and Exchange Commission, the applicable rules of a stock exchange on which the securities of the Company are traded as may be established pursuant to its rule-making authority of such stock exchange, and the rules and regulations of the Internal Revenue Service for plans intended to qualify for the performance-based exemption under Code Section 162(m).

Neither the Board nor the Committee may cancel an Award once the Award has been granted by the Committee, including any Deferred Award Payments.  Each year on the anniversary of the LTIPAs, the CEO shall present to the Committee any recommendations for changes in the Plan or in the LTIPAs previously approved by the Committee (subject to the restrictions on the grant of authority to the Committee in Section 3).

27.

SHORT-TERM DEFERRAL; DEFERRED COMPENSATION

(a)

Short-Term Deferral.  To the extent an Award constitutes nonqualified deferred compensation subject to Code Section 409A and it has not been designed to comply with Code Section 409A, in order to be exempt from Code Section 409A pursuant to Treasury Regulation Section 1.409A-1(b)(4), payment of the Award shall be made no later than the later of (i) the date that is 2 ½ months from the end of the Participant’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture, or (ii) the date that is 2 ½ months from the end of the Company’s first taxable year in which the amount is no longer subject to a substantial risk of forfeiture.

(b)

Deferred Compensation.  Notwithstanding any provision in the Plan or any LTIPA to the contrary, to the extent an Award (i) constitutes ‘deferred compensation’ within the meaning of Code Section 409A, (ii) is not exempt from the application of Code Section 409A and (iii) is payable to a ‘specified employee’ (within the meaning of Treasury Regulation Section 1.409A-1(i), as applied according to procedures of the Company) due to ‘separation from service’ (as such term is defined under Code Section 409A), payment shall be delayed for a minimum of six (6) months from the date of such separation from service.

If any Award granted under the Plan is considered deferred compensation as defined under Code Section 409A, and if the Plan or the terms of an Award fail to meet the requirements of Code Section 409A with respect to such Award, then such Award shall remain in effect and be subject to taxation in accordance with Code Section 409A.  In this circumstance, the Committee may accelerate distribution or settlement of an Award in accordance with Code Section 409A.  The Company shall have no liability for any tax imposed on a Participant under Code Section 409A, and if any tax is imposed on a Participant, the Participant shall have no recourse against the Company for payment of any such tax.  Notwithstanding the foregoing, if any modification of an Award causes the Award to be deferred compensation under Code Section 409A, the Committee may rescind such modification in accordance with Code Section 409A.

28.

SECTION 162(m)

The Plan is designed and intended, and all provisions shall be construed in a manner, to comply, to the extent applicable, with Code Section 162(m) and the regulations thereunder.  To the extent permitted by Code Section 162(m), the Committee shall have sole discretion to reduce, eliminate or defer payment of the amount of any Award which might otherwise become payable upon meeting Performance Criteria.

29.

SEVERABILITY

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected.

30.

EFFECTIVE DATE AND TERM OF THE PLAN

The Plan was adopted by the Board of Directors on March 14, 2006, to be effective on March 14, 2006, subject to stockholder approval, which approval was obtained on that date.  The Plan was amended on August 15, 2008, June 16, 2009, September 19, 2009, and further amended and restated on August 1, 2013. Included in the August 1, 2013 restatement of this Long Term Incentive Compensation Plan is the reset of its 10-year term, from August 1, 2013, through July 31, 2023.

Exhibit Index

No.	Description	Incorporation By Reference
10-K	Annual Report on Form 10-K for the fiscal year ended September 30, 2013	Filed as Registrant’s Annual Report on Form 10-K, filed on January 9, 2013 and incorporated herein by reference.

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M76867-Z63716

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THIS CONSENT CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

NEAH POWER SYSTEMS, INC.

The Board of Directors unanimously recommends that you consent to the following proposals:	**For**	**Against**	**Abstain**
1. To approve the Company's restated long-term incentive compensation plan.	☐	☐	☐
2. To approve the adoption of evergreen provision in incentive plan.	☐	☐	☐
3. Approval of the Election of the Board of Directors			
3a. Dr. Gerard C. D'Couto	☐	☐	☐
3b. Jeffrey B. Sakaguchi	☐	☐	☐
3c. David Schmidt	☐	☐	☐
3d. Jon M. Garfield	☐	☐	☐
3e. William M. Shenkin	☐	☐	☐

This consent, when properly executed, will be voted in the manner directed herein. If no such direction is made, this consent will be voted in accordance with the Board of Directors' recommendations.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Materials for this Consent Solicitation:
The Form 10-K, Proxy (Consent) Statement and Long-Term Incentive Compensation Plan are available at www.proxyvote.com

M76868-Z63716

This consent is solicited on behalf of the Board of Directors of Neah Power Systems, Inc.

The undersigned stockholder of Neah Power Systems, Inc., a Nevada corporation (the "Company"), as of the date listed on the reverse side, hereby consents, pursuant to Nevada Revised Statutes Section 78.320, with respect to all shares of the Company's Common Stock and Series B Preferred Stock, as applicable, held by the undersigned, to the taking of the actions set forth below without a meeting of the stockholders of the Company.

The Board of Directors recommends a vote of "CONSENT" for all the proposals set forth herein.

This consent, when properly executed, will be voted in the manner directed herein. If no such direction is made, this consent will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side